Exhibit 99.2

BlueLinx Quarterly Review 3rd Quarter 2012

2 BlueLinxHoldings Inc.  Forward-Looking Statement Safe Harbor-This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technolo gical factors outside of our control, that may cause our business, strategy or actual results to differ materia lly from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in theresidential housing market; general economic and business conditions in the United States; th e activities of com petitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial marke ts; and other factors described in the "Risk Factors" section in our Annual Report on Form 10 -K for the fiscal year ended December 31, 2011, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of November 1, 2012. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes i n expectation or otherwise. These forward- looking statements should not be relied upon as representing our views as of any date subsequent to November 1, 2012. Use of Non-GAAP and Adjusted Financial Information-To supplement GAA P financial information, we use adjusted measures of operating results which are non -GAAP measures. This non -GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can e nhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a mor e complete understanding of our operating performance by excluding non -recurring, infrequent or other non -cash charges that are not believed to be material to the ongoing performance of our business. The presen tation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities pre pared in accordance with generally accepted accou nting principles in the United States.

3 George Judd Chief Executive Officer Opening Remarks

4 Up 5.1% to $496.8 million▪ Revenue Average 3Q ’12 benchmark wood-based structural prices were up approximately 36% compared to 3Q ’11 ▪ Prices $3.1 million vs. ($6.2) million in 3Q ’11▪ Net Profit /(Loss) Generated $23.4 million of operating cash flow vs. $17.4 millionfor the year ago quarter ▪ Cash Flow $0.05 per diluted share▪ EPS Total starts increased 27.7% from the same period last year; Single family starts increased 29.0% from the same period last year ▪ Housing Starts Total 12.2% vs. 12.3% in 3Q ’11▪ Gross Margin 3 rd Quarter Highlights $112.1 million excess availability on revolving credit facilities▪ Excess Availability Down 1.9% relative to the same period last year▪ Unit Volume Quarterly Highlights

5 Doug Goforth Chief Financial Officer and Treasurer Quarterly Review

6 Quarterly Revenue Revenues ($ in millions) 236.4 268.1 307.9 186.6 164.9 182.9 215.7 211.4 288.9291.1 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 $453.7 $517.0 $496.8 $472.9 $391.1 Variance Analysis ($3.1) ($6.2) $33.2 Specialty Unit Volume (1.0%) YOY $23.9 or 5.1% Structural Unit Volume (3.3%) Price/Other $23.9 42% 58% 3Q ‘11 3Q ‘12 61% 39% Vs. Year Ago ▪ Revenue up 5.1% ▪ Specialty sales down 0.8%, unit volume down 1.0% ▪ Structural sales up 13.3%, unit volume down 3.3% ▪ Specialty product sales = 58% of total sales % by Product Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464.< /P >

7 2012 YTD Results Revenues ($ in millions) $1,364.3 $1,467.5 YTD '11 YTD '12 Operating Expenses ($ in millions) $167.9 $167.9 YTD '11 YTD '12 Gross Margin % 11.9% 12.1% YTD '11 YTD '12 Net Income ($ in million) ($11.7) ($28.3) YTD '11 YTD '12 $0.7 - $0.7 Other ($2.8) $9.7 $6.9 Gain on real estate $0.7 $0.5 $1.2 Gain on insurance settlement $10.2 YTD ‘12 $8.8 YTD ‘11 Variance Significant Special Items ($1.4) Total

8 YTD 2012 Adjusted EBITDA Improvement $0.7 - $(0.7) Other Variance YTD ‘12 YTD ‘11 $14.7 $16.6 $1.9 EBITDA $(2.8) $(9.7) $(6.9) Gain on real estate $0.7 $(0.5) $(1.2) Gain on insurance settlement $6.4 $(6.9) Significant Special Items: $13.3 Total Operating EBITDA $13.3 MILLION IMPROVEMENT in YTD EBITDA after adjusting for special items Operating EBITDA (millions) 1.9 16.6 (8.8) (10.2) EBITDA Adjustments $(6.9) $6.4 YOY $13.3

Cash Flows

BlueLinx

Unaudited
(in million's)

	Q311	Q411	Q112	Q212	Q312	TTM 2012	TTM 2011
Cash flows from operating activities:							
Net loss	$ (6.2)	$ (10.4)	$ (11.0)	$ (3.7)	$ 3.1	$ (21.9)	$ (48.6)
Adjustments to reconcile net loss							
to net cash provided by (used in)							
operations:							
Depreciation and amortization	2.6	2.4	2.4	2.2	2.1	9.0	11.2
Amortization of debt issuance costs	0.9	0.9	0.9	0.9	0.9	3.7	3.0
Loss (gain) from sale of properties	0.3	(3.7)	(0.6)	-	(9.2)	(13.3)	(6.9)
Gain from property insurance settlement	(1.2)	-	-	(0.5)	-	(0.5)	(1.2)
Changes associated with the ineffective interest rate swap	-	0.1	-	-	-	0.1	(3.1)
Vacant property charges, net	-	(0.3)	-	(0.1)	-	(0.4)	0.1
Gain on modification of lease agreement	(2.0)	-	-	-	-	-	(2.0)
Payments on modification of lease agreement	-	-	(5.0)	-	(0.9)	(5.9)	-
Deferred income tax (benefit) provision	(0.1)	0.3	-	-	-	0.2	(0.3)
Share-based compensation	0.4	0.4	0.7	0.7	0.7	2.5	2.7
Decrease (increase) in restricted cash related to the ineffective interest rate swap,							
insurance, and other	-	0.5	(0.3)	1.0	(0.8)	0.4	1.0
Changes in assets and liabilities:							
Receivables	21.0	45.9	(59.1)	(4.2)	10.4	(7.0)	(18.1)
Inventories	8.9	18.2	(65.0)	14.9	15.4	(16.5)	(8.2)
Accounts payable	(5.9)	(20.7)	46.7	(36.7)	2.7	(7.9)	8.8
Changes in other working capital	2.7	(1.7)	0.6	(5.0)	7.2	1.1	(4.5)
Other	(4.1)	1.2	1.2	8.7	(8.3)	2.9	0.4
Net cash provided by (used in) operating activities	17.4	33.3	(88.5)	(21.6)	23.4	(53.4)	(65.8)
Cash flows from investing activities:							
Property and equipment investments	(0.4)	(0.6)	(1.3)	(0.9)	(0.4)	(3.1)	(7.2)
Proceeds from disposition of assets	-	9.4	1.4	0.5	16.6	27.9	9.0
Net cash (used in) provided by investing activities	(0.4)	8.8	0.2	(0.4)	16.3	24.8	1.8
Cash flows from financing activities:							
Repurchase of shares to satisfy employee tax withholdings	-	-	(0.4)	-	-	(0.4)	-
Repayments on revolving credit facilities	(177.1)	(129.8)	(80.1)	(121.3)	(144.3)	(475.4)	(485.2)
Borrowings from revolving credit facilities	106.6	105.8	163.3	150.4	122.7	542.2	501.6
Payment of principal on mortgage	(38.7)	(3.7)	(7.1)	(0.6)	(0.6)	(12.1)	(38.7)
Payments on capital lease obligations	(1.0)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(1.3)
Increase (decrease) in bank overdrafts	1.5	(8.0)	12.6	(4.3)	1.2	1.6	(9.4)
Decrease (increase) in restricted cash related to the mortgage	35.5	(7.1)	2.7	(2.7)	(15.5)	(22.7)	24.9
Debt financing costs	(2.6)	(0.1)	(1.4)	-	(0.3)	(1.8)	(2.6)
Proceeds from stock offering less expenses paid	58.6	(0.1)	-	-	-	(0.1)	58.6
Net cash (used in) provided by financing activities	(17.2)	(43.1)	89.3	21.3	(37.0)	30.5	56.9
(Decrease) increase in cash	(0.2)	(1.0)	1.0	(0.7)	2.7	2.0	(7.0)
Cash balance, beginning of period	6.1	5.9	4.9	5.9	5.2	5.9	12.9
Cash balance, end of period	$ 5.9	$ 4.9	$ 5.9	$ 5.2	$ 7.9	$ 7.9	$ 5.9

BXC generated $23.4 million in operating cash flow for the quarter

9

Debt

BlueLinx

Debt $ in millions

	January 1, 2011	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012
Revolving Credit Facilities	$ 97.2	$ 140.4	$ 188.9	$ 118.5	$ 94.5	$ 177.7	$ 206.7	$ 185.2
Mortgage	285.7	285.7	285.7	246.9	243.2	236.1	235.5	234.9
TOTAL DEBT	$ 382.9	$ 426.1	$ 474.6	$ 365.4	$ 337.7	$ 413.8	$ 442.2	$ 420.1
Less:Cash and Cash Equivalents	(14.3)	(6.2)	(6.1)	(5.9)	(4.9)	(5.9)	(5.2)	(7.9)
Mortgage LCR Trap	(30.6)	(36.8)	(38.3)	(2.8)	(10.0)	(7.3)	(10.0)	(25.6)
Net Debt	$ 338.0	$ 383.1	$ 430.2	$ 356.7	$ 322.8	$ 400.6	$ 427.0	$ 386.6
Excess Availability	$ 103.4	$ 118.7	$ 94.0	$ 150.8	$ 118.3	$ 121.9	$ 105.4	$ 112.1
Minimum Required	$ 40.0	$ 40.0	$ 41.9	$ 39.3	$ 31.1	$ 43.7	$ 45.6	$ 43.2

U.S. Revolver

- $110.3 million excess availability as of September 29, 2012
- LIBOR plus 3.75% as of September 29, 2012
- $400 million facility with additional $100 million uncommitted accordion facility
  - Matures January 7, 2014
  - No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 15% of the lesser of the borrowing base or $60 million. The borrowing base as of September 29, 2012 was $288.2 million.

Canadian Revolver

- $1.8 million excess availability as of September 29, 2012
- LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
- $10 million facility with additional $5 million uncommitted accordion facility
  - Matures August 2014

Mortgage (10 Year Term @ 6.35%)

- Matures July 2016
- Remaining real estate under the mortgage appraised at approximately $340 million in June 2006
- LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters
- Subsequent to the quarter ended July 2, 2011, we negotiated an amendment to our mortgage agreement which in part allowed for the release of the $38.3 million LCR Trap. The cash was used for an immediate prepayment on the mortgage loan without incurring a prepayment premium.
- During fiscal 2011, we prepaid $3.0 million in principal relating to the casualty loss at our Newtown facility. Additionally, we sold certain properties in December which reduced the mortgage loan by an additional $6.5 million. The proceeds from these sales were applied to principal reduction in fiscal 2012.
- During 3Q 2012 we sold our facility in Newark, CA; the cash received from the sale is reflected in the cash trap at September 29, 2012; On October 1, 2012 $12.8mm of cash from the sale and $11.8mm of cash accumulated in the cash trap was used to pay down the mortgage principal.
- Principal
  - 2012 $25.2 million; 2013 $12.5 million; 2014 $2.7 million; 2015 $2.8 million; 2016 $191.7 million

10

11 Cash Cycle TTM Cash Cycle days at 59, flat sequentially and up 1 day compared to the prior year quarter Cash Cycle Days (in days) 49 48 49 49 49 (27) (26) (28) (27) (26) 36 34 36 37 36 -40 -20 0 20 40 60 80 100 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 59 58 57 59 56 Cash cycle days equal accounts receivable days + inventory days –accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days. Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6

12 George Judd Chief Executive Officer Business Review

13 Remarks 3 rd Quarter focus – Gross margin – Operating expense – Customer care Long term strategic objectives: – Profitably grow specialty revenues to 60+%of total sales – Profitably manage structural – Profitably outgrow the market over the long term

14 Appendix 17Channel Mix Analysis 23Reconciliation of GAAP Debt to Non-GAAP Net Debt 19Gross Margin by Quarter 24Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA 16Revenues by Quarter 22Structural Product Price Trends 20Gross Margin % Analysis 21Operating Expense by Quarter 18Unit Volume by Quarter 15Profit and Loss Statement by Quarter PAGETOPIC

Profit & Loss Statement by Quarter

BlueLinx

Profit & Loss Statement $ in millions [1], except per share amounts

	2010	2011				2012			2010	2011	2012 TTM
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3			
Sales	$ 367.9	$ 390.6	$ 500.8	$ 472.9	$ 391.1	$ 453.7	$ 517.0	$ 496.8	$ 1,804.4	$ 1,755.4	$ 1,858.6
Cost of Goods Sold	323.6	344.3	443.2	414.6	343.2	399.5	453.8	436.3	1,593.7	1,545.3	1,632.8
Gross Profit	44.3	46.3	57.6	58.3	47.9	54.2	63.2	60.5	210.7	210.1	225.8
Gross Margin %	*12.1%*	*11.8%*	*11.5%*	*12.3%*	*12.3%*	*12.0%*	*12.2%*	*12.2%*	*11.7%*	*12.0%*	*12.1%*
Operating Expenses											
SG&A	53.4	48.5	56.8	54.5	48.1	56.1	57.1	48.1	221.2	207.8	209.4
D&A	3.1	2.9	2.6	2.6	2.4	2.2	2.2	2.1	13.4	10.6	8.9
Total Operating Expenses	56.5	51.4	59.4	57.1	50.5	58.3	59.3	50.2	234.6	218.4	218.3
Operating Income	(12.2)	(5.1)	(1.8)	1.2	(2.6)	(4.1)	3.9	10.3	(23.9)	(8.3)	7.5
Interest Expense	9.1	9.1	7.7	7.0	6.8	6.8	7.3	7.3	33.7	30.6	28.2
Changes associated with the ineffective interest rate swap	(1.3)	(1.8)	-	-	-	-	-	-	(4.6)	(1.8)	-
Write-off of debt issue costs	-	-	-	-	-	-	-	-	0.2	-	-
Other Expense/(Income)	0.1	-	0.1	0.3	0.1	(0.1)	0.1	-	0.6	0.5	0.1
Income before Tax	(20.1)	(12.4)	(9.6)	(6.1)	(9.5)	(10.8)	(3.5)	3.0	(53.8)	(37.6)	(20.8)
Tax Expense/(Benefit)	0.1	(0.1)	0.2	0.1	0.8	0.2	0.2	(0.1)	(0.6)	1.0	1.1
Net Income/(Loss)	$ (20.2)	$ (12.3)	$ (9.8)	$ (6.2)	$ (10.3)	$ (11.0)	$ (3.7)	$ 3.1	$ (53.2)	$ (38.6)	$ (21.9)
Diluted EPS [2]	$ (0.66)	$ (0.40)	$ (0.31)	$ (0.12)	$ (0.17)	$ (0.18)	$ (0.06)	$ 0.05	$ (1.73)	$ (0.89)	$ (0.36)

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*

[2] *Approximately 28.6 million additional shares were issued in the third quarter of 2011 as part of a rights offering.*


7326
MACK

15

16 Revenues by Quarter Sales $ in millions 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty $ 216.8 $ 230.7 $ 309.9 $ 291.1 $ 236.4 $ 268.1 $ 307.9 $ 288.9 $ 985.4 $ 1,068.2 $ 1,101.3 Structural 154.2 160.8 192.6 186.6 164.9 182.9 215.7 211.4 834.8 704.9 774.9 Other (1) (3.1) (0.9) (1.7) (4.8) (10.2) 2.7 (6.6) (3.5) (15.8) (17.7) (17.6) Total $ 367.9 $ 390.6 $ 500.8 $ 472.9 $ 391.1 $ 453.7 $ 517.0 $ 496.8 $ 1,804.4 $ 1,755.4 $ 1,858.6 Structural Unit Sales Structural Plywood (MSF 3/8") 181,694 186,735 215,291 205,483 175,813 180,732 182,641 160,314 884,932 783,322 699,500 OSB (MSF 3/8") 92,962 90,976 101,222 93,619 86,563 8 8,643 93,130 86,557 541,507 372,380 354,893 Lumber (MBF) 149,128 136,642 177,062 174,041 158,364 173,352 182,529 181,011 766,872 646,109 695,256 (1) Includes cash discounts, service revenue, Canadian conversion, and accruals. 20122010 2011

17 Revenue Channel Mix Analysis 3Q11 4Q11 1Q12 2Q12 3Q12 3Q12 Variance from Year Ago Qtr Structural Products Warehouse 68.4% 70.5% 71.9% 71.8% 73.2% 4.8% Direct 19.8% 19.2% 18.6% 17.1% 17.6% (2.2%) Reload 11.8% 10.3% 9.5% 11.1% 9.2% (2.6%) Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0% Specialty Products Warehouse 65.2% 69.6% 67.8% 68.8% 70.7% 5.5% Direct 21.4% 20.2% 23.5% 21.9% 20.8% (0.6%) Reload 13.4% 10.2% 8.7% 9.3% 8.5% (4.9%) Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0% Total Products Warehouse 66.5% 70.0% 69.4% 70.0% 71.8% 5.3% Direct 20.8% 19.8% 21.5% 19.9% 19.5% (1.3%) Reload 12.7% 10.2% 9.1% 10.1% 8.7% (4.0%) Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

18 Unit Volume by Quarter 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty 5.9% (0.2%) 10.7% 11.4% 6.6% 12.4% (2.3%) (1.0%) 5.7% 7.4% 3.1% Structural (16.5%) (25.2%) (18.8%) (14.0%) 2.8% 9.4% 0.4% (3.3%) (2.5%) (15.1%) 2.2% Total (4.3%) (11.8%) (3.5%) 0.1% 5.0% 11.2% (1.3%) (1.9%) 2.2% (2.8%) 2.8% 2011 Unit Volume Change 2010 2012

19 Gross Margin by Quarter Gross Margin $ in millions 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Specialty (1) $ 28.0 $ 28.1 $ 38.9 $ 38.9 $ 31.5 $ 33.7 $ 41.1 $ 38.1 $ 129.2 $ 137.3 $ 144.4 Structural (1) 14.1 16.8 15.6 17.8 14.6 18.0 20.4 21.0 73.5 64.8 74.0 Other (2) 2.3 1.5 3.1 1.6 1.9 2.5 1.7 1.4 8.0 8.1 7.5 Total $ 44.3 $ 46.3 $ 57.6 $ 58.3 $ 48.0 $ 54.2 $ 63.2 $ 60.5 $ 210.7 $ 210.2 $ 225.9 Gross Margin %'s Specialty (1) 12.9% 12.2% 12.6% 13.3% 13.3% 12.6% 13.3% 13.2% 13.1% 12.9% 13.1% Structural (1) 9.1% 10.4% 8.1% 9.6% 8.9% 9.9% 9.5% 9.9% 8.8% 9.2% 9.6% Other (2) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 12.1% 11.8% 11.5% 12.3% 12.3% 12.0% 12.2% 12.2% 1 1. 7% 12.0% 12.2% (1) Includes product rebates and competitive discounts. (2) Includes cash discounts, Canadian conversion, and accruals. 20112010 2012

20 Gross Margin % Analysis 3Q11 4Q11 1Q12 2Q12 3Q12 3Q12 Variance from Year Ago Qtr Structural Products (1) Warehouse 12.1% 11.0% 12.3% 11.7% 12.2% 0.1% Direct 3.6% 3.6% 3.4% 3.6% 3.5% (0.1%) Reload 4.9% 4.5% 4.4% 3.8% 4.5% (0.4%) Total 9.6% 8.9% 9.9% 9.5% 9.9% 0.3% Specialty Products (1) Warehouse 16.6% 15.4% 15.0% 15.9% 15.6% (1.0%) Direct 7.3% 9.1% 7.3% 8.3% 7.6% 0.3% Reload 7.4% 7.1% 7.7% 6.6% 6.8% (0.6%) Total 13.3% 13.3% 12.6% 13.3% 13.2% (0.1%) Total (1) (2) 12.3% 12.3% 12.0% 12.2% 12.2% (0.1%) (1) Includes product rebates and competitive discounts. (2) Includes cash discounts, Canadian conversion, and accruals.

21 Operating Expense by Quarter Operating Expense (1) $ in millions 2010 2011 2012 TTM Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Payroll & related $36.6 $37.8 $37.9 $38.1 $35.5 $38.5 $38.3 $37.2 $151.8 $149.3 $149.5 General maintenance 5.0 5.1 5.6 5.3 5.4 5.2 5.5 5.6 20.6 21.4 21.7 Depreciation and amortization 3.1 2.9 2.6 2.6 2.4 2.3 2.2 2.1 13.3 10.5 9.0 Fuel 3.1 3.4 4.5 4.2 3.7 4.1 4.1 3.6 12.8 15.8 15.5 Gain on sale of assets 0.1 (7.3) (0.3) (1.2) (4.4) (0.7) (0.5) (9.2) 0.1 (13.2) (14.8) Other 8.6 9.5 9.1 8.1 7.9 8.9 9.7 11.0 35.9 34.6 37.6 Total $56.5 $51.4 $59.4 $57.1 $50.5 $58.3 $59.3 $50.3 $234.5 $218.4 $218.5 (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations. 2010 2011 2012

22 Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated asof September 28, 2012 Plywood Price Trend 2006-2012 YTD Southern Sheathing 15/32" 4 Ply. West Zone $100 $150 $200 $250 $300 $350 $400 $450 2006Q12006Q22006Q32006Q42007Q12007Q22007Q32007Q42008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q3 ($/msf - 3/8") Oriented Strand Board Price Trend 2006 - 2012 YTD Oriented Strand Board 7/16" North Central Zone $100 $150 $200 $250 $300 $350 $400 $450 2006Q12006Q22006Q32006Q42007Q12007Q22007Q32007Q42008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q3 ($/msf - 3/8") Lumber Price Trend 2006 - 2012 YTD Western SPF 2x4 #2 & Btr $100 $150 $200 $250 $300 $350 $400 $450 2006Q12006Q22006Q32006Q42007Q12007Q22007Q32007Q42008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q2201 0Q 32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q3 ($/mbf)

23 Reconciliation of GAAP to Non-GAAP BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt in millions October 1, 2011 December 31, 2011 September 29, 2012 (unaudited) (unaudited) (unaudited) Revolving Credit Facilities $ 118.5 $ 94.5 $ 185.2 Mortgage 246.9 243.2 234.9 TOTAL DEBT $ 365.4 $ 337.7 $ 420.1 Less:Cash and Cash Equivalents (5.9) (4.9) (7.9) Mortgage LCR Trap (2.8) (10.0) (25.6) Net Debt $ 356.7 $ 322.8 $ 386.6 Excess Availability $ 150.8 $ 118.3 $ 112.1 Minimum Required $ 39.3 $ 31.1 $ 43.2

24 Reconciliation of GAAP to Non-GAAP BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA (1) in millions Nine Months Ended September 29, October 1, 2012 2011 GAAP net cash used in operating activities (86.7)$ (83.8)$ Adjustments: Amortization of debt issue costs (2.8) (2.0) Payments on modification of lease agreement 5.9 - Gain on modification of lease agreement - 2.0 Gain from property insurance settlement 0.5 1.2 Deferred income tax benefit (provision) - 0.2 Gain from sale of certain properties 9.7 6.9 Share-based compensation (2.1) (1.6) Changes in assets and liabilities 70.4 55.1 Interest expense 21.4 23.8 Benefit from income taxes 0.3 0.1 EBITDA 16.6$ 1.9$ EBITDA 16.6$ 1.9$ Gain on modification of lease agreement - 2.0 Gain from property insurance settlement 0.5 1.2 Gain from sale of certain properties 9.7 6.9 Severance related costs - (1.3) Adjusted EBITDA 6.4$ (6.9)$ Improvement in Adjusted EBITDA 13.3$ (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

25 www.BlueLinxco.com